SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule Of Financial Expenses Net [Abstract]
Interest income	$ 120	$ 101	$ 406
Issuance expenses		0	(368)
Bank fees	(10)	(14)	(16)
Loss from Inducement offer letter agreement (Note 7c)	0	0	(1,502)
Change in fair value of derivative warrant liability (Note7c)	0	0	1,726
Exchange rate differences	(2)	6	2
Total other financial income, net	$ 108	$ 93	$ 248